UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2006

Natrol, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation)		Identification No.)

21411 Prairie Street, Chatsworth, California 91311
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 739-6000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 3, 2006, the board of directors of Natrol, Inc. elected James R. Peters, an independent director, to the board as a Class II director. In addition, Mr. Peters was appointed to the audit, compensation and nominating and governance committees. Mr. Peters’ election filled an existing vacancy on Natrol’s board of directors. Natrol’s board is currently comprised of seven directors, four of whom are independent under Nasdaq’s listing requirements.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.             Exhibit Description

99.1                         Press release of Natrol, Inc. dated July 5, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2006	NATROL, INC.

	By:	/s/ Craig Cameron
Craig Cameron
Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release of Natrol, Inc. dated July 5, 2006.